                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        NOVEMBER 10, 1998
                                                      -------------------------



                             WESTOWER CORPORATION
 ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          WASHINGTON             333-32963                  91-1825860
     -------------------        -----------             ------------------
       (State or Other          (Commission               (IRS Employer
       Jurisdiction of          File Number)            Identification No.)
        Incorporation)



              7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON  98661
   ------------------------------------------------------------------------
                (Address of Principal Executive Offices)  (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
                                                          ----------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     The following section is included for incorporation by reference into Westower Corporation's Registration Statement on Form S-8 (Registration No. 333-65337):

                                    Experts

     The financial statements of Summit Communications, LLC ("Summit") for the fiscal year ended December 31, 1997, included in Westower Corporation's Form 8-K/A Amendment No. 1 to its Current Report on Form 8-K dated November 20, 1998, are incorporated by reference herein in reliance on the consent of Shearer, Taylor & Co., P.A., independent auditors, given on the authority of said firm as experts in auditing and accounting.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     On November 10, 1998, Westower Corporation (the "Company") completed the acquisition of Summit, a Mississippi limited liability company, pursuant to an Agreement and Plan of Merger among Summit, the members of Summit, Westower and Westower Summit Acquisition LLC, a Mississippi limited liability company and a wholly-owned subsidiary of the Company. Included below are certain financial statements and pro forma information of Summit.

(a)  Financial statements of Summit.

     Audited financial statements and schedules for the fiscal year ended December 31, 1997:

                          SUMMIT COMMUNICATIONS, LLC

                                   CONTENTS
                                   --------

                                                                           Page
                                                                           ----

Report of Independent Certified Public Accountants                           3

Balance Sheet                                                                4

Statement of Income                                                          5

Statement of Members' Equity                                                 6

Statement of Cash Flows                                                    7-8

Notes to the Financial Statements                                            9

Schedule 1 - Earnings from Contracts                                      16-17

Schedule 2 - Contracts in Progress                                           18

              Report of Independent Certified Public Accountants



To the Members
Summit Communications, LLC
Ridgeland, Mississippi


We have audited the accompanying balance sheet of Summit Communications, LLC, as of December 31, 1997, and the related statements of income, members' equity and cash flows for the period from May 24, 1997 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summit Communications, LLC as of December 31, 1997, the results of its operations and its cash flows for the period from inception to December 31, 1997, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole of Summit Communications, LLC. The supplementary information included in Schedules 1 and 2 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




March 5, 1998

                          SUMMIT COMMUNICATIONS, LLC

                                 Balance Sheet
                               December 31, 1997


                                    Assets
                                    ------
Current assets:
  Contract receivables                                        $1,142,771
  Costs and estimated earnings in excess
    of billings on uncompleted contracts                         117,648
  Other receivables                                                9,448
  Inventories                                                     20,000
  Prepaid expenses                                                31,501
                                                              ----------
      Total current assets                                     1,321,368
                                                              ----------

Property and equipment:
  Machinery, equipment and tools                                 479,459
  Furniture and fixtures                                          17,292
  Vehicles                                                       398,916
                                                              ----------
                                                                 895,667
  Less accumulated depreciation                                 (196,346)
                                                              ----------

      Net property and equipment                                 699,321
                                                              ----------

Intangible asset, net of accumulated amortization of $715         19,671
                                                              ----------

                                                             $ 2,040,360
                                                              ==========


                        Liabilities and Members' Equity
                        -------------------------------

Liabilities:
  Current liabilities:
    Book overdraft in bank account                            $  118,249
    Short-term notes payable                                     116,537
    Short-term note payable to member                            388,938
    Current maturities of long-term debt                          52,041
    Current portion of capital leases                             14,917
    Accounts payable                                             183,876
    Billings in excess of costs and estimated
      earnings on uncompleted contracts                          265,520
    Accrued expenses                                              46,942
    Other liabilities                                             37,324
                                                              ----------
          Total current liabilities                            1,224,344
                                                              ----------

  Long-term debt, less current maturities                        231,053
  Capital lease obligations, less current portion                 18,881
                                                              ----------
             Total liabilities                                 1,474,278
                                                              ----------

Members' Equity                                                  566,082
                                                              ----------
                                                             $ 2,040,360
                                                              ==========

   The accompanying notes are an integral part of this financial statement.

                          SUMMIT COMMUNICATIONS, LLC

                              Statement of Income
           Period From May 24, 1997 (Inception) to December 31, 1997


Contract revenues earned                                $5,477,770
                                                        ----------

Cost of contract revenues:
  Materials, supplies and contract services              2,519,761
  Direct labor                                             867,387
  Other direct costs                                       726,241
                                                        ----------
          Total cost of contract revenues                4,113,389
                                                        ----------

          Gross profit                                   1,364,381
                                                        ----------

General and administrative expenses:
  Salaries and labor                                       270,802
  Other expenses                                           572,212
                                                        ----------
          Total general and administrative expenses        843,014
                                                        ----------

          Income from operations                           521,367
                                                        ----------

Other expenses - interest expense                          (45,285)
                                                        ----------

          Net income before income taxes                   476,082
                                                        ----------

Income taxes:
  Assumed expense                                          177,500
  Effect of special election by members                   (177,500)
                                                        ----------
          Net income taxes                                       -
                                                        ----------

          Net income                                    $  476,082
                                                        ==========



   The accompanying notes are an integral part of this financial statement.

                          SUMMIT COMMUNICATIONS, LLC

                         Statement of Members' Equity
           Period From May 24, 1997 (Inception) to December 31, 1997



Capital contributions                                                  $100,000

Net income                                                              476,082

Distributions                                                           (10,000)
                                                                       --------
December 31, 1997                                                      $566,082
                                                                       ========



   The accompanying notes are an integral part of this financial statement.

                          SUMMIT COMMUNICATIONS, LLC

                            Statement of Cash Flows
           Period From May 24, 1997 (Inception) to December 31, 1997


Cash flows from operating activities:
  Net earnings                                                      $   476,082
  Adjustments to reconcile net income to net cash
    flows from operating activities:
    Depreciation                                                        196,346
    Amortization                                                            715
    (Increase) decrease in:
      Contract receivables                                           (1,142,771)
      Cost and estimated earnings in excess of
        billings on uncompleted contracts                              (117,648)
      Other receivables                                                  (9,448)
      Prepaid expenses                                                  (27,741)
    Increase (decrease) in:
      Accounts payable                                                  183,876
      Billings in excess of costs and estimated
        earnings on uncompleted contracts                               265,520
      Accrued expenses                                                  (31,071)
    Other, net                                                           37,324
                                                                    -----------
              Net cash used in operating activities                    (168,816)
                                                                    -----------

Cash flows from investing activities:
 Assets acquired in acquisition                                        (900,042)
 Purchases of property and equipment                                    (13,865)
                                                                    -----------

              Net cash used in investing activities                    (913,907)
                                                                    -----------






                                                                    (Continued)
                                                                    -----------

                          SUMMIT COMMUNICATIONS, LLC

                            Statement of Cash Flows
           Period From May 24, 1997 (Inception) to December 31, 1997


Cash flow from financing activities:
  Liabilities assumed in acquisition                         $   387,835
  Proceeds from short-term notes payable                         937,322
  Repayments of short-term notes payable                        (820,785)
  Proceeds of short-term note payable to member                  400,000
  Repayments of short-term note payable to member                (11,062)
  Repayments of capital lease obligations                       (301,930)
  Proceeds from long-term notes payable                          300,174
  Repayments of long-term notes payable                          (17,080)
  Capital contributions                                          100,000
  Distributions                                                  (10,000)
                                                               ---------

          Net cash provided by financing activities              964,474
                                                               ---------
          Net decrease in cash                                  (118,249)

Cash at inception                                                      -
                                                               ---------

Book overdraft in bank account at end of year                $  (118,249)
                                                               =========


Supplemental disclosures:
  Collections on contracts                                   $ 4,244,157
  Payments for materials, sub contractors,
    labor and supplies                                         4,510,108
  Interest paid                                                   42,644
                                                              ==========

Noncash investing and financing activities:
 Capital lease obligations incurred in
   connection with property and equipment                       $ 25,905
                                                              ==========


   The accompanying notes are an integral part of this financial statement.

                          SUMMIT COMMUNICATIONS, LLC

                       Notes to the Financial Statements


Note 1:  Summary of Significant Accounting and Reporting Policies
-----------------------------------------------------------------

  A summary of the significant accounting and reporting policies of Summit
    Communications, LLC (the Company), which materially affect the determination of financial position and results of operations is presented below.

  Organization
  ------------

  The Company is incorporated under the laws of the state of Mississippi. The
    Company constructs communication towers for use by the radio, television, telephone and other industries in the continental United States. The main business operations are located in Ridgeland, Mississippi.

  Accounting Estimates
  --------------------

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Revenue and Cost Recognition
  ----------------------------

  Revenues from fixed-priced and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to total estimated costs to complete each contract.

  Contract costs include all direct material and labor costs and those direct costs related to contract performance, such as supplies, tools and repairs. Indirect costs, such as labor, supplies, general repairs and depreciation are not allocated to contract costs. Selling, general, and administrative costs, including indirect costs on contracts, are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders and settlements are accounted for as changes in estimates in the current period.

  The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.


                                                                     (Continued)
                                                                     -----------

                          SUMMIT COMMUNICATIONS, LLC

                       Notes to the Financial Statements


Note 1:  (Continued)
--------------------

  Property and Equipment
  ----------------------

  The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight-line and accelerated methods adopted by the Internal Revenue Service for financial purposes. The difference between tax depreciation methods and generally accepted accounting depreciation methods is not considered material.

  Intangible Assets
  -----------------

  The Company recorded an intangible asset related to its acquisition of Summit
    Communications, Inc. This intangible asset is being amortized over a fifteen year period using the straight-line method.

  Income Taxes
  ------------

  The Company is not a tax paying entity for Federal income tax purposes, and thus no Federal income tax expense has been recorded in these statements. The Company was formed as a limited liability company (LLC) and has made an election for Federal tax purposes, and tax purposes in certain states in which it operates, to be taxed as a subchapter S corporation. Income of the Company is taxed to the members in their respective returns for Federal purposes and state purposes in states where the subchapter S corporation election is available. State income taxes will be recorded in the financial statements for states in which the Company operates that do not allow subchapter S elections.


Note 2:  Contract Receivables
-----------------------------

  The following is a summary of contract receivables at December 31, 1997:


     Billed:
      Completed contracts                                            $   257,060
      Contracts in progress                                              885,711
                                                                       ---------

                                                                     $ 1,142,771
                                                                       =========

                          SUMMIT COMMUNICATIONS, LLC

                       Notes to the Financial Statements


Note 3:  Uncompleted Contracts
------------------------------

  Costs, estimated earnings and billings on uncompleted contracts at December
    31, 1997, are summarized as follows:


      Costs incurred on uncompleted contracts                  $1,143,511
      Estimated earnings                                          495,683
                                                               ----------
                                                                1,639,194
      Less billings                                             1,787,066
                                                               ----------

                                                              $  (147,872)
                                                               ==========

    Included in accompanying balance sheets
      under the following captions:
        Cost and estimated earnings in excess
          of billings on uncompleted contracts                $   117,648
        Billings in excess of costs and estimated
          earnings on uncompleted contracts                      (265,520)
                                                               ----------

                                                              $  (147,872)
                                                               ==========

Note 4:  Backlog
----------------

  The following schedule summarizes changes in the backlog of contracts from the period of inception to December 31, 1997. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year end and from contractual agreements on which work has not yet begun.



      Backlog balance at inception                            $         -
      New contracts during the year                             6,993,007
                                                               ----------
                                                                6,993,007

      Less contract revenues earned during
        the year                                                5,477,770
                                                               ----------

      Backlog balance at end of year                          $ 1,515,237
                                                               ==========

                          SUMMIT COMMUNICATIONS, LLC

                       Notes to the Financial Statements


Note 5:  Short-term Notes Payable
---------------------------------

  Short-term notes payable consisted of the following at December 31, 1997:

     Line of credit for $600,000 payable to commercial
       bank; interest at lender's prime rate plus .5%,
       9% at December 31, 1997; principal and interest
       payable January 1, 1998; secured by inventory,
       real estate, fixed assets and accounts receivable              $  57,593

     Line of credit for $750,000 payable to commercial
       bank; interest at lender's prime rate plus .5%;
       9% at December 31, 1997; principal and interest
       due July 1, 1998; secured by inventory, real
       estate, fixed assets and accounts receivable                      58,944
                                                                        -------

                                                                      $ 116,537
                                                                        =======

Note 6:  Short-term Note Payable to Member
------------------------------------------

  Short-term notes payable to member consisted of the following at December 31, 1997:

     Note payable to member at an interest rate of
       Trustmark National Bank prime rate, 8.5% at
       December 31, 1997; principal payable on
       July 18, 1998 and interest payable quarterly                   $ 388,938
                                                                        =======

Note 7:  Long-term Debt
-----------------------

  A summary of long-term debt at December 31, 1997, follows:

     Unsecured note payable to commercial bank at an
       interest rate of 8.5%; payable in monthly
       installments of $6,176, including interest,
       through September 25, 2002; secured by fixed
       assets and accounts receivable                                 $ 283,094

     Less current maturities                                            (52,041)
                                                                        -------

     Long-term debt, less current maturities                          $ 231,053
                                                                        =======



                                                                     (Continued)
                                                                     -----------

                          SUMMIT COMMUNICATIONS, LLC

                       Notes to the Financial Statements


Note 7:  (Continued)
--------------------

  A summary of the future maturities of long-term debt at December 31, 1997, is as follows:


      1998                                                            $  52,041
      1999                                                               56,641
      2000                                                               61,647
      2001                                                               67,096
      2002                                                               45,669
                                                                        -------

                                                                      $ 283,094
                                                                        =======


Note 8:  Capital Lease Obligations
----------------------------------

  A summary of capital lease obligations follows:

     Lease payable in monthly installments of $506
       through August 4, 1998, reflecting an
       effective interest rate of 8.634%;
       secured by vehicle                                             $   3,919

     Lease payable in monthly installments of $1,048
       through July 28, 1998, reflecting an effective
       interest rate of 6.86%; secured by equipment                       5,483

     Lease payable in monthly installments of $633
       through August 28, 2000, final installment of
       $7,772 at September 28, 2000, reflecting an
       effective interest rate of 9.325%; secured by
       vehicle                                                           24,396
                                                                        -------
                                                                         33,798
     Less current obligations                                           (14,917)
                                                                        -------

                                                                       $ 18,881
                                                                        =======


                                                                     (Continued)
                                                                     -----------

                          SUMMIT COMMUNICATIONS, LLC

                       Notes to the Financial Statements


Note 8:  Continued)
-------------------

  A schedule of future minimum lease payments under capital leases agreements at December 31, 1997, follows:


      1998                                                             $ 17,362
      1999                                                                7,601
      2000                                                               13,473
                                                                       --------
                Total minimum lease payments                             38,436

      Less amount representing interest                                  (4,638)
                                                                       --------
                                                                         33,798
      Less current portion                                              (14,917)
                                                                       --------
                Capital lease obligations, less
                  current portion                                      $ 18,881
                                                                       ========

  A summary of assets and accumulated depreciation of assets under capital leases at December 31, 1997, follows:

      Assets under capital leases                                      $ 54,397
      Less accumulated depreciation                                      (6,802)
                                                                       --------

                                                                       $ 47,595
                                                                       ========

  Depreciation expense includes amortization of assets under capital leases of $6,802 for the period from inception to December 31, 1997.


Note 9:  Employee Benefit Plan
------------------------------

  The Company has an employee benefit plan which is a 401(k) Profit Sharing Plan and Trust. Employees become eligible for participation in the plan after one year of service. Employees may contribute a percentage of their gross compensation not to exceed limits set by law. Contributions by the Company are made at the discretion of the Board of Directors. There were no contributions made by the Company related to this plan for the period from inception to December 31, 1997.


Note 10:  Related Party Transactions
------------------------------------

  Summit leases a vehicle from one of its officers for use in the normal course of business. As of December 31, 1997, the capital lease obligation owed to this officer was $3,919.

                          SUMMIT COMMUNICATIONS, LLC

                       Notes to the Financial Statements


Note 11:  (Continued)
---------------------

  On May 24, 1997, the Company acquired certain assets and assumed certain liabilities of Summit Communications, Inc. (SCI) in a purchase transaction. The following is a summary of assets acquired and liabilities assumed in the SCI transaction:


      Assets acquired:
        Inventory                                                      $ 20,000
        Prepaid expenses                                                  3,760
        Fixed assets                                                    855,896
        Intangible asset                                                 20,386
                                                                       --------
                                                                        900,042
                                                                       --------

      Liabilities assumed:
        Long-term debt                                                  293,634
        Capital leases                                                   16,188
        Accrued expenses                                                 78,013
                                                                       --------
                                                                        387,835
                                                                       --------

                Purchase price                                         $512,207
                                                                       ========

                                                                      Schedule 1
                                                                      ----------

                          SUMMIT COMMUNICATIONS, LLC

                            Earnings from Contracts
           Period From May 24, 1997 (Inception) to December 31, 1997


                                                               Cost of
                                                 Revenues     Revenues      Gross
                                                  Earned       Earned       Profit
                                                -----------  -----------  -----------
Contracts in progress at inception
  and completed during the year                 $         -  $         -  $         -
                                                 -----------  -----------  -----------
Contracts started and completed
  during the year:
  Bellsouth Mobility (5 projects)                   197,729      118,309       79,420
  Black and Veatch (13 projects)                    407,185      311,703       95,482
  Cellular One (5 projects)                         165,104       90,594       74,510
  Irby (6 projects)                                 152,400      123,595       28,805
  Pinnacle (5 projects)                             256,414      215,888       40,526
  Sprint (18 projects)                            1,594,032    1,272,364      321,668
  All other                                       1,065,712      837,425      228,287
                                                -----------  -----------  -----------

                                                  3,838,576    2,969,878      868,698
                                                -----------  -----------  -----------

Contracts in progress
  at end of year (Schedule 2)                     1,639,194    1,143,511      495,683
                                                -----------  -----------  -----------

                                                $ 5,477,770  $ 4,113,389  $ 1,364,381
                                                ===========  ===========  ===========

                          SUMMIT COMMUNICATIONS, LLC

                       Schedule of Contracts in Progress
           Period From May 24, 1997 (Inception) to December 31, 1997


                                          Total Contract
                                 --------------------------------
                                                         Estimated
                                              Estimated   Gross
      Description                Revenues       Costs     Profit
-------------------------------  -----------  ---------  --------
Eatel - Gonsales, LA             $   109,826  $  97,280  $ 12,546
Bellsouth - Knight Arnold             73,102     62,095    11,007
Cell South MobilComm                  11,080      1,988     9,092
Pinnacle - Bogalousa, LA             102,690     68,094    34,596
Pinnacle - Long Beach                103,700     78,013    25,687
Powertel - WAPT 16                   145,308     90,724    54,584
BMI - Roseland, LA                    83,936     61,579    22,357
B&V - Holiday Inn                     93,949     51,831    42,118
BMI - Crystal Springs                108,204     76,700    31,504
Sprintcom - Bellevue, TN              74,737     60,878    13,859
So Com - Perdido Bay, FL              44,717     30,997    13,720
BMI - Broussard, LA                   75,153     60,259    14,894
BMI - Cynthia - Jackson, MS           58,360     45,479    12,881
BOH Bros - 16 Mile Causeway           56,486     44,690    11,796
So Comm - Stonewall, MS               86,465     59,000    27,465
Pinnacle - Sorrento, LA              113,037     71,686    41,351
Castlewoods 150 Monopole              85,283     57,200    28,083
Cell One H'Burg - Laurel, MS          58,531     30,000    28,531
Pinnacle - Donaldsonville, LA         38,565     28,523    10,042
Eatel - Port ALlen, LA                50,174     37,157    13,017
BMI - Edwards, MS                     87,948     48,000    39,948
MCI - Deweyville, LA                 103,137     72,181    30,956
MCI - Irwinville, LA                  86,982     50,000    36,982
CCI - Cottage Hill, AL                95,732     60,000    35,732
CCI - Theodore, AL                    39,815     31,736     8,079
CCI - Vidalia/Juneau, AL              89,911     61,089    28,822
CCI - Moss Point, MS                  35,592     24,952    10,640
Sprint PCS - Site Upgrade            124,270     94,700    29,570
Pinnacle - Baton Rouge, LA           167,537    115,000    52,537
Pinnacle - Art Street                220,890    177,000    43,890
Irby - Marriot #514                   78,147     53,000    25,147
                                  ----------  ---------  --------

                                  $2,703,264 $1,901,831 $ 801,433
                                  ==========  =========  ========

                                                            Schedule 2
                                                            ----------




From May 24, 1997 (Inception) to December 31, 1997               December 31, 1997
-----------------------------------------------------      --------------------------
                                                             Costs and    Billings in
                                                  Estimated   Profits     Excess of
  Revenues       Cost of    Gross      Billed     Costs to    in Excess   Costs and
   Earned        Revenues   Profit     to Date    Complete   of Billings   Profits
-----------  ------------ ---------  -----------  --------   ----------  -----------
$   109,826  $    97,280  $  12,546  $   107,526  $      -   $    2,300  $         -
     73,102       62,095     11,007       65,997         -        7,105            -
     11,080        1,988      9,092        7,183         -        3,897            -
    102,690       68,094     34,596       96,513         -        6,177            -
    103,700       78,013     25,687      103,700         -            -            -
    106,430       66,450     39,980       36,263     24,274      70,167            -
     83,525       61,278     22,247       83,937        301          -           412
     89,965       49,633     40,332       93,949      2,198          -         3,984
    100,678       71,365     29,313      107,400      5,335          -         6,722
     74,737       60,878     13,859       74,737          -          -             -
         87           60         27            -     30,937         87             -
     75,153       60,259     14,894       75,153          -          -             -
      4,085        3,183        902       52,524     42,296          -        48,439
     17,891       14,155      3,736       12,150     30,535      5,741             -
     28,151       19,209      8,942       36,020     39,791          -         7,869
    103,926       65,908     38,018      105,037      5,778          -         1,111
     71,559       47,995     23,564       81,300      9,205          -         9,741
     53,942       27,648     26,294       57,480      2,352          -         3,538
     36,221       26,789      9,432       38,565      1,734          -         2,344
      7,627        5,648      1,979            -     31,509      7,627             -
     40,293       21,991     18,302       73,822     26,009          -        33,529
      2,116        1,481        635            -     70,700      2,116             -
     34,429       19,791     14,638       47,447     30,209          -        13,018
     74,438       46,654     27,784       84,392     13,346          -         9,954
     32,728       26,087      6,641       33,604      5,649          -           876
     60,753       41,278     19,475       83,855     19,811          -        23,102
     29,662       20,795      8,867       32,505      4,157          -         2,843
     22,955       17,493      5,462      100,659     77,207          -        77,704
     75,014       51,491     23,523       95,348     63,509          -        20,334
        738          591        147            -    176,409        738             -
     11,693        7,931      3,762            -     45,069     11,693             -
-----------  -----------  ---------  -----------  ---------  ----------  -----------
$ 1,639,194  $ 1,143,511  $ 495,683  $ 1,787,066  $ 758,320  $ 117,648   $   265,520
===========  ===========  =========  ===========  =========  ==========  ===========

     Unaudited financial statements for the interim periods ended August 31, 1998 and 1997:

                          Summit Communications, LLC.

                           Balance Sheet (Unaudited)
                            August 31, 1998 and 1997


                                     ASSETS


                                                             1998        1997
                                                          ----------  ----------
CURRENT ASSETS

 Cash                                                     $      500  $  190,771
 Accounts receivable, net                                  2,357,737   1,388,669
 Costs and estimated earnings in excess of billings on
   uncompleted contracts                                           -      10,773
 Notes receivable                                            192,998           -
 Inventory                                                    22,000      20,000
 Prepaid expenses                                             82,867      26,205
 Other current assets                                         60,232      18,070
                                                          ----------  ----------
     Total current assets                                  2,716,334   1,654,488

PROPERTY AND EQUIPMENT, net                                  732,679     813,662
OTHER ASSETS                                                  18,560      25,000
                                                          ----------  ----------
TOTAL ASSETS                                              $3,467,573  $2,493,150
                                                          ==========  ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES

 Trade accounts payable                                   $  823,565  $  662,299
 Other current liabilities                                    32,340     208,795
 Billings in excess of costs and estimated
   earnings on uncompleted contracts                         596,578           -
 Employee loan payable                                                   110,261
 Notes payable                                                38,375     369,593
 Note payable  shareholder                                         -     400,000
 Current portion of long-term debt                            66,958      66,958
                                                          ----------  ----------

     Total current liabilities                             1,557,816   1,817,906

LONG-TERM DEBT, excluding current portion                    708,622     242,444
STOCKHOLDERS' EQUITY
 Members' capital                                             90,000     100,000
 Retained earnings                                         1,111,135     332,800
                                                          ----------  ----------
     Total stockholders' equity                            1,201,135     432,800
                                                          ----------  ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $3,467,573  $2,493,150
                                                          ==========  ==========

                           SUMMIT COMMUNICATIONS, LLC

                        Statement Of Income (Unaudited)
                     Eight Months Ended August 31, 1998 and
          the Period From May 24, 1997 (Inception) to August 31, 1997



                                                   1998        1997
                                                ----------  ----------
CONTRACT REVENUES EARNED                        $6,479,307  $2,327,228

COSTS OF REVENUES EARNED                         4,875,298   1,618,889
                                                ----------  ----------

     Gross profit                                1,604,009     708,339

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       991,610     375,538
                                                ----------  ----------

OPERATING INCOME                                   612,399     332,801
                                                ----------  ----------
OTHER INCOME (EXPENSE)

 Interest expense                                   19,647           -

 Other income (expense)                              5,070           -
                                                ----------  ----------

     Total other income (expense)                   24,717           -
                                                ----------  ----------

NET INCOME                                      $  637,116  $  332,801
                                                ==========  ==========

(b)  Pro forma financial information.

     The unaudited pro forma condensed combined balance sheet at August 31, 1998 combines historical financial information as if the acquisition of Summit had occurred on August 31, 1998. The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 and the six months ended August 31, 1998 combine historical statements of operations for the Company and Summit as if the acquisition had occurred on March 1, 1997.

     The unaudited proforma condensed combined balance sheet at August 31, 1998 combines historical financial information of the Company and Summit at August 31,1998. The unaudited pro forma condensed combined statement of income for the six months ended August 31, 1998 combines historical financial information of the Company for the six months ended August 31, 1998 and Summit for the six months ended June 30, 1998. The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 combines historical financial information of the Company for the year ended February 28, 1998 and Summit for the year ended December 31, 1997. As the most recent fiscal year end of Summit differs from the Company's fiscal year end by less than 93 days, no adjustments were made to Summit's statement of income for the purpose of the pro forma presentation.

     The business of these entities is subject to seasonal fluctuations and, therefore, the results of operations for periods less than twelve months may not be indicative of annual results. The pro forma financial statements are not necessarily indicative of the financial position or results of operations which would actually have been reported had the transaction been consummated on March 1, 1997 or which may be reported in the future.

     The pro forma data should be read in conjunction with the notes to unaudited pro forma condensed combined financial information and the historical financial statements and notes thereto of Summit contained elsewhere herein.

     1.  Unaudited Pro Forma Condensed Combined Balance Sheet at August 31,
1998:




         WESTOWER CORPORATION
         PRO FORMA COMBINED CONDENSED BALANCE SHEET
         August 31, 1998

                                                             HISTORICAL
                                                      WESTOWER        SUMMIT        PRO FORMA
                                                     CORPORATION  COMMUNICATIONS   ADJUSTMENTS    PRO FORMA COMBINED
                                                  ---------------------------------------------  --------------------
ASSETS
CURRENT ASSETS
         Cash                                          18,260,000       0          (4,400,000) 1      13,860,000
         Contracts receivable, net                     11,328,000   2,358,000                         13,686,000
         Costs and estimated earnings in excess of
           billings on uncompleted contracts            3,640,000       0                              3,640,000
         Notes Receivable                                             193,000                            193,000
         Inventory                                      1,723,000      22,000                          1,745,000
         Other current assets                               0         143,000                            143,000
                                                  ---------------------------------------------  ----------------
         Total current assets                          34,951,000   2,716,000      (4,400,000)        33,267,000

PROPERTY AND EQUIPMENT, net                             5,723,000     733,000                          6,456,000

GOODWILL                                               12,179,000                   5,924,000 1       18,103,000

OTHER ASSETS                                            4,624,000      19,000                          4,643,000
                                                  ---------------------------------------------  ----------------
TOTAL ASSETS                                           57,477,000   3,468,000       1,524,000         62,469,000
                                                   ============================================  ================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
         Trade accounts payable                         5,904,000     824,000                          6,728,000
         Other current liabilities                         62,000      32,000                             94,000
         Billings in excess of costs and estimated
           earnings on uncompleted contracts            1,522,000     597,000                          2,119,000
         Current portion of long term debt                138,000      67,000                            205,000
         Income taxes payable                           1,356,000                                      1,356,000
         Note payable                                   1,027,000      38,000                          1,065,000
         Acquisition payable                            5,000,000                                      5,000,000
         Deferred income taxes                            534,000                                        534,000
                                                  ---------------------------------------------  ----------------
         Total current liabilities                     15,543,000   1,558,000           0             17,101,000

LONG TERM DEBT, net of current portion                  2,383,000     709,000                          3,092,000

DEFERRED INCOME TAXES                                                                                      0

SUBORDINATED CONVERTIBLE NOTES                         15,000,000       0                             15,000,000
         Total liabilities                             32,926,000   2,267,000           0             35,193,000
                                                  ---------------------------------------------  ----------------

STOCKHOLDERS' EQUITY
         Common stock                                  18,310,000      90,000         (90,000)  2     21,035,000
                                                                                        2,000   1
                                                                                    2,723,000   1
         Foreign currency translation adjustment'         (67,000)                                      (67,000)
         Retained Earnings                              6,308,000   1,111,000      (1,111,000)  2     6,308,000
                                                  ---------------------------------------------  ----------------
         Total stockholders equity                     24,551,000   1,201,000       1,524,000        27,276,000

TOTAL LIABILIITES AND STOCKHOLDERS' EQUITY             57,477,000   3,468,000       1,524,000        62,469,000
                                                  =============================================  ================

               NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET August 31, 1998

             1 To reflect the application of purchase accounting to the
               Company's acquisition of Summit. The total purchase price of $7,125,000 was paid through the issuance of 200,000 shares of the Company's common stock valued at $13.62 per share and $4,400,000 in cash.

             2 To eliminate the historical balances of Summit.

     2. Unaudited Pro Forma Condensed Combined Statement of Income for the Company's fiscal year ended February 28, 1998:

           WESTOWER CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED FEBRUARY 28, 1998


                                                             HISTORICAL
                                                      WESTOWER        SUMMIT        PRO FORMA
                                                     CORPORATION  COMMUNICATIONS   ADJUSTMENTS    PRO FORMA COMBINED
                                                  ---------------------------------------------  --------------------
  CONTRACT REVENUES EARNED                           37,112,000      5,478,000                           42,590,000
  COSTS OF REVENUES EARNED                           27,474,000      4,113,000                           31,587,000
                                                  ---------------------------------------------  --------------------
           Gross profit                               9,638,000       1,365,000           0              11,003,000

  SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                            5,174,000        843,000         276,000  1         6,410,000
                                                                                       117,000  2
                                                  ---------------------------------------------  --------------------
  OPERATING INCOME                                    4,464,000        522,000        (393,000)           4,593,000

  OTHER INCOME(EXPENSE)
           Gain on sale of assets                       125,000                                             125,000
           Other
           Interest income                              114,000                                             114,000
           Interest expense                             (93,000)       (45,000)                            (138,000)
                                                  ---------------------------------------------  --------------------

                                                        146,000        (45,000)          0                  101,000
                                                  ---------------------------------------------  --------------------
  INCOME BEFORE INCOME TAXES                          4,610,000        477,000        (393,000)           4,694,000

  INCOME TAXES                                        1,812,000                         33,000  3         1,845,000
                                                  ---------------------------------------------  --------------------
  NET INCOME                                          2,798,000        477,000        (426,000)           2,849,000
                                                  =============================================  ====================

  Basic earnings per share                               0.59                            n/a                0.58
                                                  =============================================  ====================

  Diluted earnings per share                             0.55                            n/a                0.54
                                                  =============================================  ====================

  Shares of common stock used in
  computing earnings per share:

  Basic                                               4,720,000                        200,000  4         4,920,000
                                                  =============================================  ====================

  Diluted                                             5,051,000                        200,000  4         5,251,000
                                                  =============================================  ====================

           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED FEBRUARY 28, 1998

         1 To reflect amortization of intangible assets resulting from the application of purchase accounting, producing goodwill of approximately $5,524,000. For amortization purposes, the Company has used a useful life of 20 years.

         2 Contractual increases in historical compensation of former owners of Summit.

         3 Estimated adjustment to reflect income taxes at effective rate.

         4 Represents shares of Westower common stock issued in connection with the acquisition of Summit as if the shares had been outstanding for the entire period.

     3. Unaudited Pro Forma Condensed Combined Statement of Income for the period ended August 31, 1998:


           WESTOWER CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME SIX MONTHS ENDED AUGUST 31, 1998

                                                             HISTORICAL
                                                      WESTOWER       SUMMIT         PRO FORMA
                                                     CORPORATION  COMMUNICATIONS   ADJUSTMENTS    PRO FORMA COMBINED
                                                  ---------------------------------------------  --------------------
  CONTRACT REVENUES EARNED                           38,671,000      4,027,000                          42,698,000
  COSTS OF REVENUES EARNED                           29,536,000      3,030,000                          32,566,000
                                                  ---------------------------------------------  --------------------
           GROSS PROFIT                               9,135,000        997,000            0             10,132,000

  SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                            5,511,000        651,000         138,000  1       6,380,000
                                                                                        80,000  2
                                                  ---------------------------------------------  --------------------
  OPERATING INCOME                                    3,624,000        346,000        (218,000)         3,752,000

  OTHER INCOME(EXPENSE)
           Other                                         16,000
           Interest income                              244,000           0                               244,000
           Interest expense                            (263,000)       (68,000)                          (331,000)
                                                  ---------------------------------------------  --------------------

                                                        (19,000)       (52,000)           0               (87,000)
                                                  ---------------------------------------------  --------------------
  INCOME BEFORE INCOME TAXES                          3,605,000        294,000        (218,000)         3,665,000

  INCOME TAXES                                        1,262,000                         21,000  3       1,283,000

  NET INCOME                                          2,343,000        294,000        (239,000)         2,382,000
                                                  ---------------------------------------------  --------------------

  BASIC EARNINGS PER SHARE                              0.38                             n/a              0.38
                                                  =============================================  ====================

  DILUTED EARNINGS PER SHARE                            0.33                             n/a              0.33
                                                  =============================================  ====================

  Shares of common stock used in
  computing earnings per share:

  Basic                                               6,123,000                        200,000  4       6,323,000
                                                  =============================================  ====================

  Diluted                                             7,117,000                        200,000  4       7,317,000
                                                  =============================================  ====================

           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME SIX MONTHS ENDED AUGUST 31, 1998

         1 To reflect amortization of intangible assets resulting from the application of purchase accounting, producing goodwill of approximately $5,524,000. For amortization purposes, the Company has used a useful life of 20 years.

         2 Contractual increases in historical compensation of former owners of Summit.

         3 Estimated adjustment to reflect income taxes at effective rate.

         4 Represents shares of Westower common stock issued in connection with the acquisition of Summit as if the shares had been outstanding for the entire period.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of November 10, 1998, among Westower Corporation, Westower Summit Acquisition, LLC, Summit Communications, LLC and the Members of Summit Communications, LLC.*

     2.2 Registration Rights Agreement, dated as of November 10, 1998, among Westower Corporation and the Members of Summit Communications, LLC.*

     2.3 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mark J. Shapley.*

     2.4 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mike A. Jarvis.*

     23   Consent of Independent Auditor.
__________
* Previously filed.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTOWER CORPORATION



Date:  January 25, 1999             By:/s/ Peter Lucas
                                       -------------------------------------
                                    Peter Lucas, Senior Vice President,
                                    Chief Financial Officer, Treasurer
                                    and Secretary

                                 Exhibit Index
                                 -------------



Exhibits
--------

2.1 Agreement and Plan of Merger, dated as of November 10, 1998, among Westower Corporation, Westower Summit Acquisition, LLC, Summit Communications, LLC and the Members of Summit Communications, LLC.*

2.2 Registration Rights Agreement, dated as of November 10, 1998, among Westower Corporation and the Members of Summit Communications, LLC.*

2.3 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mark J. Shapley.*

2.4 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mike A. Jarvis.*

23      Consent of Independent Auditor.
__________
* Previously filed.